Exhibit 99.2

Supplemental Financial Information
First Quarter 2016

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income non-GAAP to GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

2 of 16

Preface	PRIMERICA, INC. Financial Supplement

FIRST QUARTER 2016

This document is a financial supplement to our first quarter 2016 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

●	Operatingadjustments exclude the impact of realized investment gains and losses.

●	Adjusted when used in describing stockholders' equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

●
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. ("Citi") that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as 'na' to indicate not applicable.  Certain variances are noted as 'nm' to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications.  These reclassifications had no impact on net income or total stockholders' equity.

3 of 16

Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2014	Mar 31, 2015	Jun 30, 2015	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$2,040,313	$2,053,392	$1,963,702	$1,924,636	$1,965,576	$1,968,419
Securities held to maturity	220,000	238,000	328,000	356,000	365,220	404,860
Total investments and cash	2,260,313	2,291,392	2,291,702	2,280,636	2,330,796	2,373,279
Due from reinsurers	4,115,533	4,094,456	4,137,425	4,103,949	4,110,628	4,160,266
Deferred policy acquisition costs	1,351,180	1,377,022	1,430,508	1,465,175	1,500,259	1,559,833
Other assets	567,069	568,391	591,579	623,583	603,707	655,303
Separate account assets	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108
Total assets	$10,734,398	$10,717,525	$10,776,195	$10,559,941	$10,609,289	$11,012,789

Liabilities:
Future policy benefits	$5,264,608	$5,289,016	$5,361,580	$5,388,042	$5,431,711	$5,518,834
Other policy liabilities	591,719	577,951	587,687	578,322	594,908	597,057
Income taxes	140,467	157,684	156,212	152,314	148,125	177,457
Other liabilities	410,629	402,126	384,666	397,114	416,417	418,469
Notes payable	372,187	372,278	372,369	372,460	372,552	372,643
Surplus note	219,147	237,162	327,176	355,190	364,424	404,079
Payable under securities lending	50,211	55,622	63,898	83,220	71,482	87,383
Separate account liabilities	2,440,303	2,386,265	2,324,980	2,086,598	2,063,899	2,264,108
Total liabilities	9,489,272	9,478,103	9,578,569	9,413,262	9,463,517	9,840,030
Stockholders’ equity:
Common stock ($0.01 par value) (1)	522	516	501	486	483	473
Paid-in capital	353,335	323,996	259,937	195,314	180,250	137,857
Retained earnings	795,741	830,624	871,440	912,749	952,804	989,685
Treasury stock	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)
Cumulative translation adjustment	21,682	1,346	4,468	(11,684)	(19,801)	(3,933)
Total stockholders’ equity	1,245,126	1,239,422	1,197,626	1,146,680	1,145,772	1,172,759
Total liabilities and stockholders' equity	$10,734,398	$10,717,525	$10,776,195	$10,559,941	$10,609,289	$11,012,789

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	74,307	83,401	61,742	49,889	32,106	48,747
Net unrealized investment losses other-than-temporarily impaired	(461)	(461)	(461)	(73)	(71)	(70)
Total reconciling items	73,846	82,940	61,281	49,816	32,036	48,678
Total stockholders’ equity	$1,245,126	$1,239,422	$1,197,626	$1,146,680	$1,145,772	$1,172,759

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,216,813	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736
Net Income	45,466	43,401	49,173	49,350	47,948	45,176
Shareholder dividends	(6,462)	(8,517)	(8,357)	(8,042)	(7,893)	(8,295)
Retirement of shares and warrants	(82,447)	(44,789)	(70,999)	(71,433)	(20,538)	(52,988)
Net foreign currency translation adjustment	(8,600)	(20,336)	3,121	(16,152)	(8,116)	15,867
Other, net	6,510	15,444	6,925	6,795	5,471	10,585
Balance, end of period	$1,171,280	$1,156,482	$1,136,345	$1,096,864	$1,113,736	$1,124,082

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,321,415	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259
General expenses deferred	8,171	7,953	8,554	8,396	7,951	8,443
Commission costs deferred	67,980	70,389	78,799	79,787	77,810	81,174
Amortization of deferred policy acquisition costs	(39,544)	(36,213)	(36,383)	(40,797)	(44,334)	(43,129)
Foreign currency impact and other, net	(6,842)	(16,287)	2,516	(12,718)	(6,343)	13,086
Balance, end of period	$1,351,180	$1,377,022	$1,430,508	$1,465,175	$1,500,259	$1,559,833

(1)	Outstanding common shares exclude restricted stock units.

4 of 16

Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

YOY Q1
(Dollars in thousands, except per-share data)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	(4,093,301)	-7.8%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$1,776	4.1%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	74	16.7%
Net income used in computing basic EPS	$42,956	$48,806	$48,971	$47,574	$44,806	$1,850	4.3%
Basic earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$0.11	13.1%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$3,114	7.3%
Less operating income attributable to unvested participating securities	(436)	(363)	(381)	(392)	(375)	61	14.1%
Net operating income used in computing basic operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$3,175	7.5%
Basic operating income per share	$0.80	$0.94	$0.98	$1.01	$0.93	$0.13	16.6%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	52,642,881	51,786,679	50,081,730	49,061,165	48,549,580	(4,093,301)	-7.8%
Dilutive impact of options	48,104	25,292	21,792	31,685	24,090	(24,014)	-49.9%
Shares used to calculate diluted EPS	52,690,985	51,811,971	50,103,522	49,092,850	48,573,670	(4,117,315)	-7.8%

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$1,776	4.1%
Less income attributable to unvested participating securities	(444)	(366)	(379)	(374)	(370)	74	16.6%
Net income used in computing diluted EPS	$42,957	$48,807	$48,971	$47,574	$44,806	$1,850	4.3%
Diluted earnings per share	$0.82	$0.94	$0.98	$0.97	$0.92	$0.11	13.1%

Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$3,114	7.3%
Less operating income attributable to unvested participating securities	(435)	(363)	(381)	(392)	(374)	61	14.0%
Net operating income used in computing diluted operating EPS	$42,131	$48,427	$49,140	$49,782	$45,306	$3,175	7.5%
Diluted operating income per share	$0.80	$0.93	$0.98	$1.01	$0.93	$0.13	16.7%

Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	YOY Q1
Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,242,274	$1,218,524	$1,172,153	$1,146,226	$1,159,266	$(83,008)	-6.7%
Average adjusted stockholders' equity	$1,163,881	$1,146,414	$1,116,605	$1,105,300	$1,118,909	$(44,972)	-3.9%

Net income return on stockholders' equity	14.0%	16.1%	16.8%	16.7%	15.6%	1.6%	nm
Net income return on adjusted stockholders' equity	14.9%	17.2%	17.7%	17.4%	16.2%	1.2%	nm

Net operating income return on adjusted stockholders' equity	14.6%	17.0%	17.7%	18.2%	16.3%	1.7%	nm

Capital Structure
Debt-to-capital (1)	23.1%	23.7%	24.5%	24.5%	24.1%	1.0%	nm

Cash and invested assets to stockholders' equity	1.8	x	1.9	x	2.0	x	2.0	x	2.0	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.0	x	2.0	x	2.1	x	2.1	x	2.1	x	0.1	x	nm

Share count, end of period (2)	51,554,770	50,110,938	48,571,139	48,296,623	47,295,175	(4,259,595)	-8.3%
Adjusted stockholders' equity per share	$22.43	$22.68	$22.58	$23.06	$23.77	$1.34	6.0%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2	A2	A2	A2	A2	nm	nm
S&P	AA-	AA-	AA-	AA-	AA-	nm	nm
A.M. Best	A+	A+	A+	A+	A+	nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2	Baa2	Baa2	Baa2	Baa2	nm	nm
S&P	A-	A-	A-	A-	A-	nm	nm
A.M. Best	a-	a-	a-	a-	a-	nm	nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

5 of 16

Statements of Income	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$577,458	$588,248	$587,882	$591,856	$597,130	$19,672	3.4%
Ceded premiums	(397,541)	(406,854)	(393,987)	(396,838)	(395,333)	2,207	0.6%
Net premiums	179,918	181,394	193,895	195,018	201,797	21,879	12.2%
Net investment income	21,173	19,075	18,715	17,546	21,238	65	0.3%
Commissions and fees:
Sales-based (1)	60,035	63,072	56,418	57,859	56,220	(3,815)	-6.4%
Asset-based (2)	56,837	59,144	58,794	57,144	55,306	(1,530)	-2.7%
Account-based (3)	10,452	10,994	11,445	11,605	11,309	857	8.2%
Other commissions and fees	5,511	5,939	5,711	6,185	5,987	475	8.6%
Realized investment (losses) gains	1,284	597	(259)	(3,361)	(783)	(2,068)	nm
Other, net	9,635	10,301	11,105	12,132	11,889	2,254	23.4%
Total revenues	344,845	350,517	355,824	354,128	362,962	18,118	5.3%
Benefits and expenses:
Benefits and claims	82,500	82,521	88,599	85,694	90,977	8,476	10.3%
Amortization of DAC	36,213	36,383	40,797	44,334	43,129	6,916	19.1%
Insurance commissions	3,189	4,145	4,619	4,388	4,147	958	30.0%
Insurance expenses	34,348	28,744	30,261	29,667	33,311	(1,037)	-3.0%
Sales commissions:
Sales-based (1)	42,442	44,595	40,036	40,809	40,327	(2,115)	-5.0%
Asset-based (2)	23,251	24,059	24,374	23,802	23,093	(158)	-0.7%
Other sales commissions	2,764	2,845	2,991	2,925	3,222	458	16.6%
Interest expense	8,676	8,642	8,718	7,471	7,173	(1,503)	-17.3%
Other operating expenses	44,652	41,759	40,475	42,644	47,370	2,718	6.1%
Total benefits and expenses	278,036	273,692	280,871	281,735	292,749	14,714	5.3%
Income before income taxes	66,809	76,825	74,953	72,393	70,213	3,404	5.1%
Income taxes	23,408	27,653	25,603	24,445	25,037	1,628	7.0%
Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$1,776	4.1%

Income Before Income Taxes by Segment
Term Life	$36,076	$44,689	$46,519	$45,925	$46,081	$10,005	27.7%
Investment & Savings Products	35,044	37,746	34,811	38,482	31,691	(3,353)	-9.6%
Corporate & Other Distributed Products	(4,310)	(5,610)	(6,377)	(12,014)	(7,558)	(3,248)	-75.4%
Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$3,404	5.1%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

6 of 16

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

						YOY Q1
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$237,430	$247,889	$256,026	$259,700	$267,750	$30,319	12.8%
Premiums ceded to IPO Coinsurers	331,733	331,984	323,501	324,870	321,494	(10,239)	-3.1%
Term Life direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$20,081	3.5%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(63,389)	$(72,227)	$(67,939)	$(69,310)	$(71,776)	$(8,388)	-13.2%
Premiums ceded to IPO Coinsurers	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	10,239	3.1%
Term Life ceded premiums	$(395,122)	$(404,211)	$(391,440)	$(394,179)	$(393,271)	$1,851	0.5%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$343,560	$349,920	$356,083	$357,489	$363,745	$20,185	5.9%
Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	nm	nm
Total revenues	$344,845	$350,517	$355,824	$354,128	$362,962	$18,118	5.3%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$65,525	$76,228	$75,212	$75,754	$70,996	$5,471	8.4%

Operating income before income taxes reconciling items:
Realized investment gains/(losses)	1,284	597	(259)	(3,361)	(783)	nm	nm
Total operating income before income taxes reconciling items	1,284	597	(259)	(3,361)	(783)	nm	nm

Income before income taxes	$66,809	$76,825	$74,953	$72,393	$70,213	$3,404	5.1%

Reconciliation from Net Operating Income to Net Income
Net operating income	$42,566	$48,791	$49,521	$50,174	$45,680	$3,114	7.3%

Net operating income reconciling items:
Operating income before income taxes reconciling items	1,284	597	(259)	(3,361)	(783)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(450)	(215)	88	1,135	279	nm	nm
Total net operating income reconciling items	834	382	(170)	(2,226)	(504)	nm	nm

Net income	$43,401	$49,173	$49,350	$47,948	$45,176	$1,776	4.1%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$20,081	3.5%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	10,239	3.1%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	30,319	12.8%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(8,388)	-13.2%
Net premiums	174,042	175,662	188,087	190,390	195,973	21,932	12.6%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	445	31.7%
Other, net	6,749	7,291	7,605	8,136	8,455	1,706	25.3%
Operating revenues	182,195	184,389	197,200	200,165	206,278	24,083	13.2%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	8,805	11.3%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	6,207	17.7%
Insurance commissions	601	1,382	1,084	1,180	968	367	61.0%
Insurance expenses	32,511	27,253	28,516	27,999	31,210	(1,301)	-4.0%
Operating benefits and expenses	146,119	139,700	150,680	154,240	160,198	14,078	9.6%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$10,005	27.7%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$(3,815)	-6.4%
Asset-based	56,837	59,144	58,794	57,144	55,306	(1,530)	-2.7%
Account-based	10,452	10,994	11,445	11,605	11,309	857	8.2%
Other, net	1,751	1,870	2,000	2,799	2,200	450	25.7%
Operating revenues	129,074	135,081	128,657	129,408	125,035	(4,039)	-3.1%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	718	59.8%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	660	33.5%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	(2,115)	-5.0%
Asset-based	23,251	24,059	24,374	23,802	23,093	(158)	-0.7%
Other operating expenses	25,166	23,599	23,180	23,032	25,374	208	0.8%
Operating benefits and expenses	94,031	97,335	93,846	90,925	93,345	(686)	-0.7%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$(3,353)	-9.6%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,295	$8,376	$8,355	$7,286	$7,886	$(409)	-4.9%
Ceded premiums	(2,419)	(2,644)	(2,547)	(2,658)	(2,063)	356	14.7%
Net premiums	5,876	5,732	5,808	4,628	5,823	(52)	-0.9%
Allocated net investment income	19,768	17,640	17,207	15,907	19,389	(380)	-1.9%
Commissions and fees:
Loans	42	43	37	40	44	2	4.6%
DebtWatchers	307	311	303	299	282	(25)	-8.2%
Prepaid Legal Services	2,468	2,494	2,527	2,579	2,650	182	7.4%
Auto and Homeowners Insurance	1,770	2,096	1,841	2,201	1,757	(12)	-0.7%
Long-Term Care Insurance	534	583	558	599	713	180	33.6%
Other sales commissions	391	412	445	466	540	149	38.1%
Other, net	1,135	1,140	1,500	1,197	1,233	98	8.6%
Operating revenues	32,291	30,450	30,227	27,916	32,432	141	0.4%
Benefits and expenses:
Benefits and claims	4,510	4,253	4,783	3,536	4,182	(329)	-7.3%
Amortization of DAC	(5)	685	235	880	(15)	(9)	nm
Insurance commissions	617	581	578	477	548	(68)	-11.1%
Insurance expenses	1,837	1,491	1,745	1,668	2,101	264	14.4%
Sales commissions	2,764	2,845	2,991	2,925	3,222	458	16.6%
Interest expense	8,676	8,642	8,718	7,471	7,173	(1,503)	-17.3%
Other operating expenses	19,486	18,160	17,296	19,612	21,995	2,510	12.9%
Operating benefits and expenses	37,885	36,657	36,345	36,569	39,207	1,322	3.5%
Operating income before income taxes	$(5,595)	$(6,207)	$(6,118)	$(8,653)	$(6,775)	$(1,181)	-21.1%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Revenues:
Direct Premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$20,081	3.5%
Premiums ceded to IPO coinsurers (1)	(331,733)	(331,984)	(323,501)	(324,870)	(321,494)	10,239	3.1%
Adjusted direct premiums (2)	237,430	247,889	256,026	259,700	267,750	30,319	12.8%
Other ceded premiums (3)	(63,389)	(72,227)	(67,939)	(69,310)	(71,776)	(8,388)	-13.2%
Net premiums	174,042	175,662	188,087	190,390	195,973	21,932	12.6%
Allocated net investment income	1,405	1,436	1,508	1,639	1,850	445	31.7%
Other, net	6,749	7,291	7,605	8,136	8,455	1,706	25.3%
Operating revenues	182,195	184,389	197,200	200,165	206,278	24,083	13.2%
Benefits and expenses:
Benefits and claims	77,990	78,268	83,816	82,158	86,795	8,805	11.3%
Amortization of DAC	35,017	32,797	37,263	42,903	41,224	6,207	17.7%
Insurance commissions	601	1,382	1,084	1,180	968	367	61.0%
Insurance expenses	32,511	27,253	28,516	27,999	31,210	(1,301)	-4.0%
Operating benefits and expenses	146,119	139,700	150,680	154,240	160,198	14,078	9.6%
Operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$10,005	27.7%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$156,714	$167,118	$177,307	$180,664	$189,540	$32,826	20.9%
Legacy direct premiums (5)	412,449	412,754	402,220	403,906	399,704	(12,745)	-3.1%
Total direct premiums	$569,164	$579,873	$579,527	$584,570	$589,244	$20,081	3.5%

Premiums ceded to IPO coinsurers	$331,733	$331,984	$323,501	$324,870	$321,494	$(10,239)	-3.1%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$141,379	$150,494	$151,755	$151,468	$158,571	$17,193	12.2%
% of adjusted direct premiums	59.5%	60.7%	59.3%	58.3%	59.2%	nm	nm

DAC amortization & insurance commissions	$35,619	$34,179	$38,347	$44,083	$42,193	$6,574	18.5%
% of adjusted direct premiums	15.0%	13.8%	15.0%	17.0%	15.8%	nm	nm

Insurance expenses, net (7)	$25,762	$19,962	$20,912	$19,863	$22,755	$(3,007)	-11.7%
% of adjusted direct premiums	10.9%	8.1%	8.2%	7.6%	8.5%	nm	nm

Total Term Life operating income before income taxes	$36,076	$44,689	$46,519	$45,925	$46,081	$10,005	27.7%
Term Life operating margin (8)	15.2%	18.0%	18.2%	17.7%	17.2%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	98,358	98,145	101,008	104,702	106,710	8,352	8.5%
New life-licensed representatives	7,486	10,439	11,160	10,547	9,666	2,180	29.1%
Non-renewal and terminated representatives	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)	(457)	-5.9%
Life-insurance licensed sales force, end of period	98,145	101,008	104,702	106,710	108,220	10,075	10.3%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$45.1	$55.3	$54.5	$57.4	$54.0	$8.9	19.6%
Additions and increases in premium	12.8	14.0	13.7	14.4	14.0	1.2	9.2%
Total estimated annualized issued term life premium	$57.9	$69.3	$68.2	$71.8	$68.0	$10.0	17.3%

Issued term life policies	55,677	68,097	66,658	69,627	66,376	10,699	19.2%
Estimated average annualized issued term life premium per policy (1)(2)	$811	$813	$817	$825	$814	$3	0.4%

Term life face amount in-force, beginning of period ($mills)	$681,927	$678,517	$688,163	$689,316	$693,194	$11,267	1.7%
Issued term life face amount (3)	17,181	20,585	20,321	21,023	19,790	2,609	15.2%
Terminated term life face amount	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)	(470)	-3.5%
Foreign currency impact, net	(7,247)	1,125	(5,509)	(2,632)	5,462	12,709	nm
Term life face amount in-force, end of period	$678,517	$688,163	$689,316	$693,194	$704,632	$26,115	3.8%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$60,035	$63,072	$56,418	$57,859	$56,220	$(3,815)	-6.4%
Asset-based	56,837	59,144	58,794	57,144	55,306	(1,530)	-2.7%
Account-based	10,452	10,994	11,445	11,605	11,309	857	8.2%
Other, net	1,751	1,870	2,000	2,799	2,200	450	25.7%
Operating revenues	129,074	135,081	128,657	129,408	125,035	(4,039)	-3.1%
Benefits and expenses:
Amortization of DAC	1,201	2,901	3,299	552	1,919	718	59.8%
Insurance commissions	1,971	2,182	2,957	2,731	2,631	660	33.5%
Sales commissions:
Sales-based	42,442	44,595	40,036	40,809	40,327	(2,115)	-5.0%
Asset-based	23,251	24,059	24,374	23,802	23,093	(158)	-0.7%
Other operating expenses	25,166	23,599	23,180	23,032	25,374	208	0.8%
Operating benefits and expenses	94,031	97,335	93,846	90,925	93,345	(686)	-0.7%
Operating income before income taxes	$35,044	$37,746	$34,811	$38,482	$31,691	$(3,353)	-9.6%

Financial Analysis

Fees paid based on client asset values (1)	$4,674	$4,828	$4,540	$4,429	$4,298	$(376)	-8.1%
Fees paid based on fee-generating accounts (2)	3,172	3,439	3,464	3,483	3,495	323	10.2%
Other operating expenses	17,320	15,332	15,175	15,120	17,582	262	1.5%
Total other operating expenses	$25,166	$23,599	$23,180	$23,032	$25,374	$208	0.8%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.36%	1.34%	1.38%	1.38%	1.31%	nm	nm
Canada	1.09%	1.07%	0.97%	0.96%	1.10%	nm	nm
Total	1.32%	1.31%	1.33%	1.33%	1.28%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.037%	0.037%	0.036%	0.036%	nm	nm
Canada	0.134%	0.118%	0.111%	0.146%	0.124%	nm	nm
Total	0.053%	0.051%	0.049%	0.054%	0.050%	nm	nm

Account-based net revenue per average fee generating account (5)(6)	$2.70	$2.68	$2.81	$2.85	$2.74	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating accounts - recordkeeping fees that vary with the number of fee-generating accounts
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating accounts
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Key Statistics	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$641.2	$698.7	$597.4	$620.0	$599.9	$(41.3)	-6.4%
Canada Retail Mutual Funds	214.5	170.2	158.4	158.7	209.6	(4.8)	-2.2%
Indexed Annuities	73.7	91.2	75.3	80.2	84.4	10.7	14.6%
Variable Annuities and other	405.0	452.2	404.3	422.2	349.4	(55.6)	-13.7%
Total sales-based revenue generating product sales	1,334.3	1,412.2	1,235.4	1,281.0	1,243.3	(90.9)	-6.8%
Managed Accounts	66.1	72.2	57.1	51.4	45.2	(20.9)	-31.6%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	(27.1)	-23.7%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$(138.9)	-9.2%

Canada Retail Mutual Funds	$214.5	$170.2	$158.4	$158.7	$209.6	$(4.8)	-2.2%
Segregated Funds	114.4	82.4	74.2	76.1	87.3	(27.1)	-23.7%
Total Canada product sales	328.8	252.6	232.7	234.8	297.0	(31.9)	-9.7%
Total U.S. product sales	1,185.9	1,314.2	1,134.1	1,173.8	1,078.9	(107.0)	-9.0%
Total product sales	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9	$(138.9)	-9.2%

Client asset values, beginning of period ($mills)	$48,656	$49,195	$49,372	$45,848	$47,353	$(1,303)	-2.7%
Inflows	1,515	1,567	1,367	1,409	1,376	(139)	-9.2%
Outflows (1)	(1,246)	(1,267)	(1,168)	(1,163)	(1,153)	93	7.4%
Net flows	269	300	199	245	223	(46)	nm
Foreign currency impact, net	(734)	122	(581)	(263)	555	1,290	nm
Change in market value, net and other (2)	1,004	(245)	(3,142)	1,523	43	(961)	nm
Client asset values, end of period	$49,195	$49,372	$45,848	$47,353	$48,174	$(1,021)	-2.1%
Annualized net flows as % of beginning of period asset values	2.2%	2.4%	1.6%	2.1%	1.9%	-0.3%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$24,787	$25,099	$24,208	$24,008	$23,390	$(1,397)	-5.6%
Canada Retail Mutual Funds	6,035	6,177	5,808	5,593	5,478	(558)	-9.2%
Managed Accounts	1,446	1,526	1,532	1,567	1,582	136	9.4%
Indexed Annuities	1,089	1,162	1,230	1,296	1,366	277	25.4%
Variable Annuities and other	12,995	13,313	12,980	12,965	12,711	(284)	-2.2%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	(270)	-11.3%
Total	$48,743	$49,658	$47,963	$47,542	$46,646	$(2,097)	-4.3%

Canada Retail Mutual Funds	$6,035	$6,177	$5,808	$5,593	$5,478	$(558)	-9.2%
Segregated Funds	2,390	2,381	2,205	2,112	2,120	(270)	-11.3%
Total Canada average client assets	8,425	8,558	8,014	7,705	7,597	(828)	-9.8%
Total U.S. average client assets	40,317	41,100	39,950	39,837	39,049	(1,269)	-3.1%
Total average client assets	$48,743	$49,658	$47,963	$47,542	$46,646	$(2,097)	-4.3%

Average number of fee-generating accounts (thous) (3)
Recordkeeping and custodial accounts	2,067	2,165	2,179	2,188	2,191	124	6.0%
Recordkeeping only accounts	628	657	662	664	666	38	6.0%
Total	2,695	2,822	2,841	2,853	2,857	162	6.0%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended March 31, 2016
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$175,717	$175,717	$-	9.1%	9.4%

Fixed Income:
Treasury	29,285	27,581	1,705	1.5%	1.5%	2.29%	AAA
Government	148,678	139,860	8,819	7.7%	7.5%	4.07%	AA-
Tax-Exempt Municipal	3,535	4,025	(490)	0.2%	0.2%	3.07%	BBB
Corporate	1,187,104	1,146,005	41,099	61.2%	61.5%	4.69%	BBB+
Mortgage-Backed	93,271	86,155	7,116	4.8%	4.6%	4.58%	AAA
Asset-Backed	42,977	42,626	351	2.2%	2.3%	1.55%	AA+
CMBS	104,379	100,265	4,114	5.4%	5.4%	3.26%	AAA
Private	98,325	95,733	2,592	5.1%	5.1%	4.92%	BBB-
Redeemable Preferred	2,927	3,007	(80)	0.2%	0.2%	16.05%	BBB
Convertible	2,842	2,574	269	0.1%	0.1%	4.92%	BBB
Total Fixed Income	1,713,324	1,647,830	65,494	88.4%	88.4%	4.46%	A-

Equities:
Perpetual Preferred	16,267	14,966	1,301	0.8%	0.8%
Common Stock	21,175	14,744	6,431	1.1%	0.8%
Mutual Fund	6,562	4,900	1,662	0.3%	0.3%
Other	5,549	5,549	-	0.3%	0.3%
Total Equities	49,554	40,159	9,395	2.6%	2.2%

Total Invested Assets	$1,938,595	$1,863,706	$74,889	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$143,470	$147,927	$(4,457)	12.1%	12.9%
Reits	129,841	121,493	8,349	10.9%	10.6%
Consumer Non Cyclical	126,403	123,233	3,170	10.6%	10.8%
Banking	123,833	118,378	5,456	10.4%	10.3%
Technology	95,909	93,177	2,732	8.1%	8.1%
Basic Industry	91,156	89,368	1,787	7.7%	7.8%
Electric	90,295	86,237	4,058	7.6%	7.5%
Insurance	79,070	74,666	4,404	6.7%	6.5%
Communications	76,107	71,135	4,972	6.4%	6.2%
Capital Goods	69,138	65,358	3,781	5.8%	5.7%
Consumer Cyclical	57,015	54,561	2,454	4.8%	4.8%
Transportation	35,757	34,707	1,049	3.0%	3.0%
Brokerage	30,281	28,733	1,548	2.6%	2.5%
Finance Companies	12,311	11,743	569	1.0%	1.0%
Natural Gas	9,980	9,307	673	0.8%	0.8%
Industrial Other	9,448	8,890	558	0.8%	0.8%
Financial Other	6,042	6,095	(54)	0.5%	0.5%
Utility Other	1,048	997	51	0.1%	0.1%
Total Corporate portfolio	$1,187,104	$1,146,005	$41,099	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$115,021	$114,002	$1,019	6.7%	6.9%	3.01%
1-2 Yrs.	153,351	148,416	4,936	9.0%	9.0%	4.94%
2-5 Yrs.	718,410	678,304	40,106	41.9%	41.2%	4.80%
5-10 Yrs.	675,205	659,523	15,683	39.4%	40.0%	4.18%
> 10 Yrs.	51,336	47,586	3,750	3.0%	2.9%	5.28%
Total Fixed Income	$1,713,324	$1,647,830	$65,494	100.0%	100.0%	4.46%

Duration

Fixed Income portfolio duration	4.1	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of March 31, 2016	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$274,389	16.7%
AA	133,892	8.1%
A	371,000	22.5%
BBB	762,989	46.3%
Below Investment Grade	105,259	6.4%
NA	301	0.0%
Total Fixed Income	$1,647,830	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$7,874	0.7%	AAA	$2,398	2.5%
AA	60,274	5.3%	AA	1,978	2.1%
A	324,891	28.3%	A	84,190	87.9%
BBB	664,826	58.0%	BBB	7,166	7.5%
Below Investment Grade	88,037	7.7%	Below Investment Grade	-	—
NA	103	0.0%	NA	-	—
Total Corporate	$1,146,005	100.0%	Total Private	$95,733	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$96,194	95.9%	AAA	$81,613	94.7%
AA	2,813	2.8%	AA	1,788	2.1%
A	-	—	A	1,574	1.8%
BBB	1,257	1.3%	BBB	1,181	1.4%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total CMBS	$100,265	100.0%	Total Mortgage-Backed	$86,155	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$33,585	78.8%	AAA	$54,559	32.6%
AA	5,834	13.7%	AA	63,401	37.9%
A	2,954	6.9%	A	35,593	21.3%
BBB	27	0.1%	BBB	8,038	4.8%
Below Investment Grade	227	0.5%	Below Investment Grade	5,850	3.5%
NA	-	—	NA	-	—
Total Asset-Backed	$42,626	100.0%	Total Treasury & Government	$167,441	100.0%

NAIC Designations

1	$588,894	43.0%
2	675,085	49.3%
3	77,644	5.7%
4	16,377	1.2%
5	9,230	0.7%
6	1,691	0.1%
U.S. Insurer Fixed Income (2)	1,368,921	100.0%
Other (3)	319,069
Cash and cash equivalents	175,717
Total Invested Assets	$1,863,706

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,795	$19,551	$18,786	$19,140	$19,249	(546)	-2.8%
Fixed-maturity securities (held-to-maturity)	2,475	2,707	3,772	4,094	4,154	1,679	67.8%
Equity Securities	516	503	514	526	520	4	0.8%
Deposit asset underlying 10% reinsurance treaty	1,672	(116)	220	(1,294)	2,200	528	31.6%
Policy loans and other invested assets	359	337	354	318	330	(29)	-8.1%
Cash & cash equivalents	43	47	51	87	149	106	nm
Total investment income	24,860	23,029	23,697	22,871	26,602	1,742	7.0%
Investment expenses	1,212	1,247	1,210	1,231	1,210	(2)	-0.2%
Interest Expense on Surplus Note	2,475	2,707	3,772	4,094	4,154	1,679	67.8%
Net investment income	$21,173	$19,075	$18,715	$17,546	$21,238	65	0.3%
Fixed income book yield, end of period	4.53%	4.51%	4.54%	4.40%	4.46%
New money yield	2.47%	2.57%	3.39%	2.26%	3.14%

						YOY Q1
	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.3%	16.6%	16.0%	17.2%	16.7%	-0.6%
AA	6.9%	6.5%	6.8%	7.4%	8.1%	1.2%
A	22.4%	22.6%	22.1%	22.8%	22.5%	0.1%
BBB	47.8%	48.9%	49.4%	47.3%	46.3%	-1.5%
Below Investment Grade	5.6%	5.2%	5.6%	5.3%	6.4%	0.8%
NA	0.0%	0.0%	0.0%	0.0%	0.0%	-0.0%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A-	A-	A-	na

		As of March 31, 2016				As of March 31, 2016				As of March 31, 2016
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost			Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$26,112	$24,546	AAA	Australia	$53,694	$52,266	AAA		$750	$750
2	General Electric Co	15,031	14,845	AA+	United Kingdom	45,154	43,402	AA		11,851	11,282
3	Wells Fargo & Co	13,352	12,835	A	Canada	40,680	39,944	A		17,066	16,049
4	Province of Ontario Canada	9,629	8,960	AA-	Bermuda	15,531	15,073	BBB		8,155	8,038
5	National Rural Utilities Cooperative	9,311	7,765	A	Switzerland	14,991	15,088	Below Investment Grade		5,369	5,850
6	Iberdrola SA	9,080	8,473	BBB	France	14,722	14,008	NA		0	0
7	Anheuser-Busch InBev SA/NV	8,490	7,855	A-	Netherlands	14,143	13,769		Total	$43,191	$41,969
8	National Fuel Gas Co	8,409	8,064	BBB	Belgium	13,094	11,723
9	AT&T Inc	8,178	6,968	BBB+	Ireland	12,014	10,999
10	TransCanada Corp	8,084	7,930	A	Brazil	11,586	12,483	Non-Government Investments (1)
11	US Bancorp	7,847	7,379	A-	Germany	8,756	8,358
12	Bank of America Corp	7,704	7,581	A-	Japan	7,953	7,696	AAA		$—	$—
13	Macquarie Group Ltd	7,693	7,313	BBB-	Korea Republic Of	6,743	6,389	AA		14,880	14,321
14	HSBC Holdings PLC	7,440	7,223	A	Luxembourg	6,279	5,913	A		87,383	83,622
15	Prudential Financial Inc	7,400	7,159	A	Mexico	6,129	5,826	BBB		152,117	147,369
16	Ingram Micro Inc	6,798	6,667	BBB-	Emerging Markets (2)	15,569	15,000	Below Investment Grade		22,993	22,906
17	Republic of Korea	6,743	6,389	AA-	All Other	34,022	32,645	NA		495	393
18	Intel Corp	6,358	6,038	A+	Total	$321,059	$310,581		Total	$277,869	$268,612
19	ArcelorMittal	6,279	5,913	BB
20	Altria Group Inc	6,240	5,221	BBB+
21	Discovery Communications Inc	6,168	5,783	BBB-
22	Discover Financial Services	5,871	5,176	BBB-
23	Washington Real Estate Investment	5,870	5,695	BBB
24	Avnet Inc	5,862	5,491	BBB-
25	International Business Machines	5,860	5,426	AA-
	Total	$215,812	$202,693

	% of total fixed income portfolio	11.1%	10.9%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa
Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

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Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2011	2012	2013	2014	2015	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016

Recruits	244,756	191,752	186,251	190,439	228,115	53,300	60,246	65,945	48,624	63,427

Life-insurance licensed sales force, beginning of period	94,850	91,176	92,373	95,566	98,358	98,358	98,145	101,008	104,702	106,710
New life-licensed representatives	33,711	34,425	34,155	33,832	39,632	7,486	10,439	11,160	10,547	9,666
Non-renewal and terminated representatives	(37,385)	(33,228)	(30,962)	(31,040)	(31,280)	(7,699)	(7,576)	(7,466)	(8,539)	(8,156)
Life-insurance licensed sales force, end of period	91,176	92,373	95,566	98,358	106,710	98,145	101,008	104,702	106,710	108,220

Issued term life policies	237,535	222,558	214,617	220,984	260,059	55,677	68,097	66,658	69,627	66,376

Issued term life face amount	$73,146	$68,053	$67,783	$69,574	$79,111	$17,181	$20,585	$20,321	$21,023	$19,790

Term life face amount in force, beginning of period	$656,791	$664,955	$670,412	$674,868	$681,927	$681,927	$678,517	$688,163	$689,316	$693,194
Issued term life face amount	73,146	68,053	67,783	69,574	79,111	17,181	20,585	20,321	21,023	19,790
Terminated term life face amount	(66,951)	(61,593)	(57,730)	(54,962)	(53,580)	(13,344)	(12,064)	(13,659)	(14,513)	(13,814)
Foreign currency impact, net	1,970	(1,003)	(5,596)	(7,553)	(14,263)	(7,247)	1,125	(5,509)	(2,632)	5,462
Term life face amount in force, end of period	$664,955	$670,412	$674,868	$681,927	$693,194	$678,517	$688,163	$689,316	$693,194	$704,632

Estimated annualized issued term life premium
Premium from new policies	$187.6	$176.1	$173.5	$179.8	$212.4	$45.1	$55.3	$54.5	$57.4	$54.0
Additions and increases in premium	44.9	45.5	48.6	51.6	54.9	12.8	14.0	13.7	14.4	14.0
Total estimated annualized issued term life premium	$232.5	$221.5	$222.1	$231.4	$267.3	$57.9	$69.3	$68.2	$71.8	$68.0

Investment & Savings product sales	$4,265.1	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$1,514.8	$1,566.8	$1,366.8	$1,408.6	$1,375.9

Investment & Savings average client asset values	$34,870	$35,904	$41,035	$46,936	$48,477	$48,743	$49,658	$47,963	$47,542	$46,646

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